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                                                                       EXHIBIT 4

                       [TOWER FINANCIAL CORPORATION LOGO]
                              Fort Wayne, Indiana

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
          COMMON STOCK                                                                                  (WITHOUT PAR VALUE)
THIS CERTIFICATE IS TRANSFERABLE IN      INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA             CUSIP 891769 10 1
  BOSTON, MA, OR NEW YORK, N.Y.                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
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This Certifies that


is the owner of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF

TOWER FINANCIAL CORPORATION transferable only on the books of the Corporation in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Articles of Incorporation and By-Laws of said Corporation and all amendments thereto, to all of which the holder by the acceptance hereof assents. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE NOT DEPOSITS OR ACCOUNTS AND ARE NOT FEDERALLY INSURED OR GUARANTEED. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused this certificate to be issued in its name and behalf by its duly authorized officers.

Dated:

/s/Kevin J. Himmelhaver [TOWER FINANCIAL CORPORATION  /s/Donald F. Schenkel
SECRETARY                CORPORATE SEAL INDIANA]    CHAIRMAN, PRESIDENT AND
                                                    CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
     STATE STREET BANK AND TRUST COMPANY
                              TRANSFER AGENT
                               AND REGISTRAR
BY
                        AUTHORIZED SIGNATURE

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     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST AND
WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH SERIES OF EACH SUCH CLASS OF STOCK INSOFAR AS THE SAME MAY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM - as tenants in common                    UNIF GIFT MIN ACT - ___________Custodian_____________
     TEN ENT - as tenants by the entireties                                   (Cust)             (Minor)
     JT  TEN - as joint tenants with right                                 under Uniform Gifts to Minors
               of survivorship and not as tenants                          Act______________________________
               in common                                                                (State)
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    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,________________________hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

|___________________|
|___________________|

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________           Signature________________________________
                                                NOTICE: THE SIGNATURE OF THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE, IN
                                                EVERY PARTICULAR, WITHOUT
                                                ALTERATION OR ENLARGEMENT OR ANY
                                                CHANGE WHATSOEVER.

Signature(s) Guaranteed:

By______________________________________________
The Signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion signature guarantee program) pursuant to S.E.C. Rule 17Ad-15.